Risk Management and Fair Value Measurements	6 Months Ended
Jun. 30, 2025
Risk Management And Fair Value Measurements
Risk Management and Fair Value Measurements

11.	Risk Management and Fair Value Measurements:

The principal financial assets of the Company consist of cash and cash equivalents, short term investments in time deposits and trade accounts receivable due from charterers. The principal financial liabilities of the Company consist of long-term bank loans, amounts due to related parties and trade accounts payable.

PYXIS TANKERS INC.

Notes to the unaudited interim Condensed Consolidated Financial Statements

(Expressed in thousands of U.S. Dollars, except for share and per share data)

11.	Risk Management and Fair Value Measurements: - Continued:

Interest rate risk: The Company’s loan interest rates are currently calculated at SOFR plus a margin, as described in Note 7 above, hence, the Company is exposed to movements in SOFR. SOFR is the successor index to LIBOR for our bank loans. In order to hedge its variable interest rate exposure, previously, the Company via one of its vessel-owning subsidiaries, purchased an interest rate cap. In the future, we may consider the use of additional financial hedging products to further limit our interest rate exposure.

Credit risk: Credit risk is minimized since trade accounts receivable from charterers are presented net of the expected credit losses. The Company places its cash and cash equivalents, primarily with high credit qualified financial institutions. The Company performs periodic evaluations of the relative credit standing of those financial institutions that are considered in the Company’s investment strategy. On the balance sheet date there were no significant concentrations on credit risk. The maximum exposure to credit risk is represented by the carrying amount of each financial asset on the Consolidated Balance Sheets.

Currency risk: The Company’s transactions are denominated primarily in U.S. dollars; therefore, overall currency exchange risk is limited. Balances in foreign currency other than U.S. dollars are not considered significant.

Fair value: The Management has determined that the fair values of the assets and liabilities as of June 30, 2025, are as follows:

	Carrying	Fair
	Value	Value
Cash and cash equivalents (including restricted cash)	$28,795	$28,795
Short-term investment in time deposits	$14,000	$14,000
Trade accounts receivable	$2,473	$2,473
Prepayments and other current assets	$393	$393
Trade accounts payable	$2,057	$2,057
Long-term debt with variable interest rates	$81,290	$81,290
Due to related parties	$3,101	$3,101

The Company performs an impairment exercise whenever there are indicators of impairment. No impairment loss was recognized for the six months ended June 30, 2025. As of December 31, 2024 and June 30, 2025, the Company did not have any other assets or liabilities measured at fair value on a non- recurring basis.

Assets measured at fair value on a non-recurring basis: Long lived assets held and used and held for sale

As of December 31, 2024 and June 30, 2025, the Company reviewed the carrying amount in connection with the estimated recoverable amount for each of its vessels held and used. This review indicated that such carrying amount was fully recoverable for the Company’s vessels held and used. No impairment loss was recognized for the six months ended June 30, 2024 and 2025.

As of December 31, 2024 and June 30, 2025, the Company did not have any other assets or liabilities measured at fair value on a non-recurring basis.